Exhibit 10.27
EXECUTION VERSION

GUARANTY AND SECURITY AGREEMENT
By
STUDY ISLAND, LLC
as Borrower
and
THE OTHER GRANTORS PARTY HERETO
and
GENERAL ELECTRIC CAPITAL CORPORATION
as Agent

Dated as of November 16, 2007

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EXHIBIT 1	Form of Securities Pledge Amendment
EXHIBIT 2	Form of Joinder Agreement
EXHIBIT 3	Form of Copyright Security Agreement
EXHIBIT 4	Form of Patent Security Agreement
EXHIBIT 5	Form of Trademark Security Agreement

SCHEDULE 1	Pledged Securities
SCHEDULE 2	Instruments & Tangible Chattel Paper
SCHEDULE 3	Commercial Tort Claims
SCHEDULE 4	Filing Locations
SCHEDULE 5	Legal Name, Etc.
SCHEDULE 6	Deposit Accounts & Securities Accounts
SCHEDULE 7(a)	Patents, Trademarks
SCHEDULE 7(b)	Copyrights

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GUARANTY AND SECURITY AGREEMENT
          This GUARANTY AND SECURITY AGREEMENT dated as of November 16, 2007 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, this “Agreement”) made by Study Island, LLC (the “Borrower”), and THE GUARANTORS LISTED ON THE SIGNATURE PAGES HERETO (the “Original Guarantors”) OR FROM TIME TO TIME PARTY HERETO BY EXECUTION OF A JOINDER AGREEMENT (the “Additional Guarantors,” and together with the Original Guarantors, the “Guarantors”), as pledgors, assignors and debtors (the Borrower, together with the Guarantors, in such capacities and together with any successors in such capacities, the “Grantors,” and each, a “Grantor”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as agent pursuant to the Credit Agreement (as hereinafter defined), as pledgee, assignee and secured party (in such capacities and together with any successors in such capacities, the “Agent”).
R E C I T A L S:
          A. The Borrower, the Original Guarantors, the Agent and the lending institutions listed therein (the “Lenders”) have, in connection with the execution and delivery of this Agreement, entered into that certain Credit Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
          B. Each Grantor (other than the Borrower) has agreed to guaranty the Obligations (as defined in the Credit Agreement) of the Borrower.
          C. Each Grantor will derive substantial direct and indirect benefits from the making of the extensions of credit under the Credit Agreement.
          D. It is a condition precedent to the obligation of the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Agent.
A G R E E M E N T:
          NOW THEREFORE, in consideration of the foregoing premises and to induce the Lenders, the L/C Issuers and the Agent to enter into the Credit Agreement and to induce the Lenders and the L/C Issuers to make their respective extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Agent as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
          SECTION 1.1. Definitions.

          (a) Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC; provided that in any event, the following terms shall have the meanings assigned to them in the UCC:
          “Accounts”; “Bank”; “Chattel Paper”; “Commercial Tort Claim”; “Commodity Account”; “Commodity Contract”; “Commodity Intermediary”; “Documents”; “Electronic Chattel Paper”; “Entitlement Order”; “Equipment”; “Financial Asset”; “Goods”; “Inventory”; “Letter-of-Credit Rights”; “Letters of Credit”; “Payment Intangibles”; “Proceeds”; “Records”; “Securities Account”; “Securities Intermediary”; “Supporting Obligations”; and “Tangible Chattel Paper.”
          (b) Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.
          (c) The following terms shall have the following meanings:
          “Additional Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
          “Agent” shall have the meaning assigned to such term in the Preamble hereof.
          “Agreement” shall have the meaning assigned to such term in the Preamble hereof.
          “Borrower” shall have the meaning assigned to such term in the Preamble hereof.
          “Cash Collateral Account” means a deposit account or securities account subject, in each instance, to a Control Agreement, other than accounts established to cash collateralize L/C Reimbursement Obligations.
          “Contracts” shall mean, collectively, with respect to each Grantor, the Acquisition Documents, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Grantor and any third party, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.
          “Control” shall mean (i) in the case of each Deposit Account, “control,” as such term is defined in Section 9-104 of the UCC, and (ii) in the case of any Security Entitlement, “control,” as such term is defined in Section 8-106 of the UCC.
          “Control Agreements” shall mean, collectively, the Deposit Account Control Agreements and the Securities Account Control Agreements.
          “Copyrights” shall mean, collectively, with respect to each Grantor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Grantor, in each case, whether now owned or hereafter created or acquired by or assigned to such Grantor, together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof and amendments thereto, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.
          “Copyright Security Agreement” shall mean an agreement substantially in the form of Exhibit 3 hereto.
          “Credit Agreement” shall have the meaning assigned to such term in Recital A hereof.
          “Deposit Accounts” shall mean, collectively, with respect to each Grantor, all “deposit accounts” as such term is defined in the UCC and all accounts and sub-accounts relating to any of the foregoing accounts.
          “Deposit Account Control Agreement” shall mean an agreement in a form that is reasonably satisfactory to the Agent establishing the Agent’s Control with respect to any Deposit Account.
          “Distributions” shall mean, collectively, with respect to each Grantor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Grantor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.
          “Excluded Account” shall mean (i) Deposit Accounts or Securities Accounts which have been established and are used for the sole purpose of making payroll and withholding tax payments related thereto and other employee wage and benefit payments to or for the benefit of a Grantor’s employees and accrued and unpaid employee compensation (including salaries, wages, benefits and expense reimbursements), (ii) Deposit Accounts or Securities Accounts which have been established and are used by a Grantor in its capacity as a fiduciary for another Person which is not a Loan Party, so long as and solely to the extent such Grantor is contractually or otherwise legally obligated to use amounts on deposit in such accounts only for such payments, (iii) Deposit Accounts or Securities Accounts containing solely Trust Funds (as defined below) and (iv) disbursement accounts which are also zero balance accounts. As used herein the term “Trust Funds” means funds attributable to taxes required by law to be collected or withheld including, without limitation, taxes owing to any Governmental Authority, sales, use and excise taxes, customs duties, import duties and independent customs brokers’ charges, and other taxes for which a Grantor may become liable, together with funds on deposit in Deposit Accounts or Securities Accounts of the type described in clauses (i) and (ii) above.

          “Excluded Property” shall mean
     (a) any Excluded Accounts;
     (b) all Letter of Credit Rights;
     (c) all leasehold real property;
     (d) all vehicles and other assets subject to certificates of title;
     (e) any interest in joint ventures and non-Wholly Owned Subsidiaries only to the extent and for so long as the terms of the Organizational Documents (including other applicable agreements among the investors in any such person) or any Requirement of Law applicable thereto validly prohibits or requires the consent of any person other than the Grantor and its Affiliates as a condition to the creation by such Grantor of a security interest in such joint venture or non-Wholly Owned Subsidiary in favor of the Agent and such consent has not been obtained;
     (f) Equity Interests of a Foreign Subsidiary (i) with respect to a Foreign Subsidiary created or acquired after the Closing Date, only to the extent such Equity Interests of such Foreign Subsidiary are not required to be pledged to the Agent pursuant to the Credit Agreement or (ii) with respect to a Foreign Subsidiary existing as of the Closing Date, in excess of 65% of all outstanding Equity Interests of such Foreign Subsidiary;
     (g) Equity Interests of an Unrestricted Subsidiary only to the extent and for so long as such Subsidiary remains an Unrestricted Subsidiary;
     (h) any permit, license, lease, contract, agreement or other General Intangible held by any Grantor or any agreement to which any Grantor is a party, in each case, only to the extent and for so long as the terms of such permit, license, lease, contract, agreement or other General Intangible or any Requirement of Law applicable thereto, validly prohibits or requires the consent (which consent has not been granted) of any person (other than a Grantor) as a condition to the creation by such Grantor of a security interest in such permit, license, lease, contract, agreement or other General Intangible in favor of the Agent (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity);
     (i) any equipment owned by any Grantor on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capital Lease Obligation) prohibits or requires the consent (which consent has not been granted) of any person (other than a Grantor) as a condition to the creation of any other Lien on such Equipment;
     (j) any property as to which the Agent reasonably determines that the costs of obtaining a security interest (or perfecting the same) are excessive in relation to the benefit to the Secured Parties of the security afforded thereby; and
     (k) applications filed in the United States Patent and Trademark Office to register trademarks or service marks on the basis of any Grantor’s “intent to use” such trademarks or service marks unless and until the filing of a “Statement of Use” or “Amendment to Allege Use” has been filed and accepted by the United States Patent and Trademark Office, whereupon such applications shall be automatically subject to the Lien granted herein and deemed included in the Pledged Collateral;
provided, however, that Excluded Property shall not include any proceeds, products, substitutions or replacements of any Excluded Property referred to in clauses (a) through (h) (unless such proceeds, products, substitutions or replacements would otherwise constitute Excluded Property referred to in any of the clauses (a) through (h)).
          “First Priority” shall mean, with respect to any Lien purported to be created in any Collateral pursuant to any Security Document, that such Lien is the most senior Lien to which such Collateral is subject (subject to Permitted Liens).
          “General Intangibles” shall mean, collectively, with respect to each Grantor, all “general intangibles,” as such term is defined in the UCC, of such Grantor and, in any event, shall include (i) all of such Grantor’s rights, title and interest in, to and under all Contracts and insurance policies (including all rights and remedies relating to monetary damages, including indemnification rights and remedies, and claims for damages or other relief pursuant to or in respect of any Contract), (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Grantor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or the Mortgaged Property, (v) all lists (including, without limitation, panels and panelist lists), books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Grantor’s operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, now or hereafter acquired or held by such

Grantor, including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims and claims for tax or other refunds against any Governmental Authority.
          “Goodwill” shall mean, collectively, with respect to each Grantor, the goodwill connected with such Grantor’s business including all goodwill connected with (i) the use of and symbolized by any Trademark or Intellectual Property License with respect to any Trademark in which such Grantor has any interest, (ii) all know-how, trade secrets, customer and supplier lists (including, without limitation, panels and panelist lists), proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill and (iii) all product lines of such Grantor’s business.
          “Grantor” shall have the meaning assigned to such term in the Preamble hereof.
          “Guaranteed Obligations” shall have the meaning assigned to such term in Section 2.1 hereof.
          “Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
          “Instruments” shall mean, collectively, with respect to each Grantor, all “instruments,” as such term is defined in Article 9, rather than Article 3, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.
          “Intellectual Property Collateral” shall mean, collectively, the Patents, Trademarks, Copyrights, Intellectual Property Licenses and Goodwill.
          “Intellectual Property Licenses” shall mean, collectively, with respect to each Grantor, all written license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Grantor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements or violations thereof, (iii) rights to sue for past, present and future infringements or violations thereof and (iv) other rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.
          “Intercompany Notes” shall mean, with respect to each Grantor, all intercompany notes existing on the Closing Date and intercompany notes thereafter acquired by such Grantor and all certificates, instruments or agreements evidencing such intercompany notes, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof to the extent permitted pursuant to the terms hereof.

          “Investment Property” shall mean all “investment property” as such term is defined in the UCC, excluding, however, the Securities Collateral and any Excluded Property.
          “Joinder Agreement” shall mean an agreement substantially in the form of Exhibit 2 hereto.
          “Landlord Access Agreement” shall mean an agreement in a form that is reasonably satisfactory to the Agent executed by a landlord in respect of Pledged Collateral of a Grantor located at any leased premises.
          “Lenders” shall have the meaning assigned to such term in Recital A hereof.
          “Material Intellectual Property Collateral” shall mean any Intellectual Property Collateral that is material to the business of the Grantors taken as a whole.
          “Mortgaged Property” shall have the meaning assigned to such term in the Mortgages.
          “Original Guarantors” shall have the meaning assigned to such term in the Preamble hereof.
          “Patents” shall mean, collectively, with respect to each Grantor, all patents issued or assigned to, and all patent applications and registrations made by, such Grantor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and amendments thereto, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.
          “Patent Security Agreement” shall mean an agreement substantially in the form of Exhibit 4 hereto.
          “Pledge Amendment” shall have the meaning assigned to such term in Section 6.1 hereof.
          “Pledged Collateral” shall have the meaning assigned to such term in Section 3.1 hereof.
          “Pledged Securities” shall mean, collectively, with respect to each Grantor, (i) all issued and outstanding Equity Interests of each issuer set forth on Schedule 1 hereto as being owned by such Grantor and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Grantor (including by issuance), together with all rights, privileges, authority and powers of such Grantor relating to such Equity Interests in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, (ii) all Equity Interests of any issuer, which Equity Interests are hereafter acquired by such Grantor (including by issuance) and all options, warrants, rights, agreements and additional Equity Interests of whatever class of any such issuer acquired by such Grantor (including by issuance), together with all rights, privileges, authority and powers of such Grantor relating to such Equity Interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such Equity Interests and any and all interest of such Grantor in the entries on the books of any financial intermediary pertaining to such Equity Interests, from time to time acquired by such Grantor in any manner, and (iii) all Equity Interests issued in respect of the Equity Interests referred to in clause (i) or (ii) upon any consolidation or merger of any issuer of such Equity Interests; provided, however, that Pledged Securities shall not include any Equity Interests which are not required to be pledged pursuant to Section 4.11(b) of the Credit Agreement or otherwise described in the defined term “Excluded Property”.
          “Receivables” shall mean all (i) Accounts, (ii) Chattel Paper, (iii) Payment Intangibles, (iv) amounts owed under General Intangibles, (v) amounts owed under Instruments and (vi) all other rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, regardless of how classified under the UCC together with all of Grantors’ rights, if any, in all Supporting Obligations related thereto and all Records relating thereto.
          “Secured Obligations” shall have the meaning assigned to such term in Section 3.2 hereof.
          “Securities Account Control Agreement” shall mean an agreement in a form that is reasonably satisfactory to the Agent establishing the Agent’s Control with respect to any Securities Account.
          “Securities Collateral” shall mean, collectively, the Pledged Securities, Intercompany Notes and the Distributions.
          “Trademarks” shall mean, collectively, with respect to each Grantor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, uniform resource locations (URL’s), domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Grantor and all registrations and applications (including intent to use applications) for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Grantor’s use of any trademarks, (ii) reissues, continuations, extensions and renewals thereof and amendments thereto, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

          “Trademark Security Agreement” shall mean an agreement substantially in the form of Exhibit 5 hereto.
          “UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that, at any time, if by reason of mandatory provisions of law, any or all of the perfection or priority of the Agent’s and the Secured Parties’ security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect, at such time, in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.
          SECTION 1.2. Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 11.2 thereof) shall be applicable to this Agreement.
          SECTION 1.3. Resolution of Drafting Ambiguities. Each Grantor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Agent) shall not be employed in the interpretation hereof.
ARTICLE II
GUARANTY
          SECTION 2.1. Guaranty.
     To induce the Lenders to make the Loans and the L/C Issuers to Issue Letters of Credit and each other Secured Party to make credit available to or for the benefit of one or more Credit Parties, each Guarantor hereby, jointly and severally, absolutely, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, the full and punctual payment when due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance with any Loan Document, of all the Obligations of the Borrower whether existing on the date hereof or hereinafter incurred or created (the “Guaranteed Obligations”). This Guaranty by each Guarantor hereunder constitutes a guaranty of payment and not of collection.
          SECTION 2.2. Limitation of Guaranty.
     Any term or provision of this Guaranty or any other Loan Document to the contrary notwithstanding, the maximum aggregate amount for which any Guarantor shall be liable hereunder shall not exceed the maximum amount for which such Guarantor can be liable without rendering this Guaranty or any other Loan Document, as it relates to such Guarantor, subject to avoidance under applicable Requirements of Law relating to fraudulent conveyance or fraudulent transfer (including the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act and Section 548 of title 11 of the United States Code or any applicable provisions of comparable Requirements of Law) (collectively, “Fraudulent Transfer Laws”). Any analysis of the provisions of this Guaranty for purposes of Fraudulent Transfer Laws shall take into account the right of contribution established in Section 2.3 and, for purposes of such analysis, give effect to any discharge of intercompany debt as a result of any payment made under the Guaranty.
          SECTION 2.3. Contribution.
     To the extent that any Guarantor (other than Holdings) shall be required hereunder to pay any portion of any Guaranteed Obligation exceeding the greater of (a) the amount of the value actually received by such Guarantor and its Subsidiaries from the Loans and other Obligations and (b) the amount such Guarantor would otherwise have paid if such Guarantor had paid the aggregate amount of the Guaranteed Obligations (excluding the amount thereof repaid by the Borrower and Holdings) in the same proportion as such Guarantor’s net worth on the date enforcement is sought hereunder bears to the aggregate net worth of all the Guarantors on such date, then such Guarantor shall be reimbursed by such other Guarantors for the amount of such excess, pro rata, based on the respective net worth of such other Guarantors on such date.
          SECTION 2.4. Authorization; Other Agreements.
     The Secured Parties are hereby authorized, without notice to or demand upon any Guarantor and without discharging or otherwise affecting the obligations of any Guarantor hereunder and without incurring any liability hereunder, from time to time, to do each of the following:
          (a) (i) modify, amend, supplement or otherwise change, (ii) accelerate or otherwise change the time of payment or (iii) waive or otherwise consent to noncompliance with, any Guaranteed Obligation or any Loan Document;
          (b) apply to the Guaranteed Obligations any sums by whomever paid or however realized to any Guaranteed Obligation in such order as provided in the Loan Documents;
          (c) refund at any time any payment received by any Secured Party in respect of any Guaranteed Obligation;
          (d) (i) sell, exchange, enforce, waive, substitute, liquidate, terminate, release, abandon, fail to perfect, subordinate, accept, substitute, surrender, exchange, affect, impair or otherwise alter or release any Pledged Collateral for any Guaranteed Obligation or any other guaranty therefor in any manner, (ii) receive, take and hold additional Pledged Collateral to secure any Guaranteed Obligation, (iii) add, release or substitute any one or more other Guarantors, makers or endorsers of any Guaranteed Obligation or any part thereof and (iv) otherwise deal in any manner with the Borrower and any other Guarantor, maker or endorser of any Guaranteed Obligation or any part thereof; and
          (e) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations.
          SECTION 2.5. Guaranty Absolute and Unconditional.
     Each Guarantor hereby waives and agrees not to assert any defense, whether arising in connection with or in respect of any of the following or otherwise, and hereby agrees that its obligations under this Guaranty are irrevocable, absolute and unconditional and shall not be discharged as a result of or otherwise affected by any of the following (which may not be pleaded and evidence of which may not be introduced in any proceeding with respect to this Guaranty, in each case except as otherwise agreed in writing by the Agent):
          (a) the invalidity or unenforceability of any obligation of the Borrower or any other Guarantor under any Loan Document or any other agreement or instrument relating thereto (including any amendment, consent or waiver thereto), or any security for, or other guaranty of, any Guaranteed Obligation or any part thereof, or the lack of perfection or continuing perfection or failure of priority of any security for the Guaranteed Obligations or any part thereof;
          (b) the absence of (i) any attempt to collect any Guaranteed Obligation or any part thereof from the Borrower or any other Guarantor or other action to enforce the same or (ii) any action to enforce any Loan Document or any Lien thereunder;
          (c) the failure by any Person to take any steps to perfect and maintain any Lien on, or to preserve any rights with respect to, any Pledged Collateral;
          (d) any workout, insolvency, bankruptcy proceeding, reorganization, arrangement, liquidation or dissolution by or against the Borrower, any other Guarantor or any of the Borrower’s other Subsidiaries or any procedure, agreement, order, stipulation, election, action or omission thereunder, including any discharge or disallowance of, or bar or stay against collecting, any Guaranteed Obligation (or any interest thereon) in or as a result of any such proceeding;
          (e) any foreclosure, whether or not through judicial sale, and any other sale or other disposition of any Pledged Collateral or any election following the occurrence of an Event of Default by any Secured Party to proceed separately against any Pledged Collateral in accordance with such Secured Party’s rights under any applicable Requirement of Law; or
          (f) any other defense, setoff, counterclaim or any other circumstance that might otherwise constitute a legal or equitable discharge of the Borrower, any other Guarantor or any of the Borrower’s other Subsidiaries, in each case other than the payment in full of the Guaranteed Obligations.
          SECTION 2.6. Waiver.
     Each Guarantor hereby unconditionally and irrevocably waives and agrees not to assert any claim, defense, setoff or counterclaim based on diligence, promptness, presentment, requirements for any demand or notice hereunder including any of the following: (a) any demand for payment or performance and protest and notice of protest; (b) any notice of acceptance; (c) any presentment, demand, protest or further notice or other requirements of any kind with respect to any Guaranteed Obligation (including any accrued but unpaid interest thereon) becoming immediately due and payable; and (d) any other notice in respect of any Guaranteed Obligation or any part thereof, and any defense arising by reason of any disability or other defense of the Borrower or any other Guarantor. Each Guarantor further unconditionally and irrevocably agrees not to (x) enforce or otherwise exercise any right of subrogation or any right of reimbursement or contribution or similar right against the Borrower or any other Guarantor by reason of any Loan

Document or any payment made thereunder or (y) assert any claim, defense, setoff or counterclaim it may have against any other Credit Party or set off any of its obligations to such other Credit Party against obligations of such Credit Party to such Guarantor. No obligation of any Guarantor hereunder shall be discharged other than by complete performance.
          SECTION 2.7. Reliance.
     Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, each other Guarantor and any other guarantor, maker or endorser of any Guaranteed Obligation or any part thereof, and of all other circumstances bearing upon the risk of nonpayment of any Guaranteed Obligation or any part thereof that diligent inquiry would reveal, and each Guarantor hereby agrees that no Secured Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Secured Party shall be under no obligation to (a) undertake any investigation not a part of its regular business routine, (b) disclose any information that such Secured Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) make any future disclosures of such information or any other information to any Guarantor.
ARTICLE III
GRANT OF SECURITY INTEREST
          SECTION 3.1. Pledged Collateral. For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Pledged Collateral”:
     (i) all Accounts;
     (ii) all Equipment, Goods, Inventory and Fixtures;
     (iii) all Documents, Instruments and Chattel Paper;
     (iv) all Securities Collateral;
     (v) all Investment Property;
     (vi) all Intellectual Property Collateral;
     (vii) the Commercial Tort Claims described on Schedule 3 hereto;
     (viii) all General Intangibles;
     (ix) all Money and all Deposit Accounts;
     (x) all Supporting Obligations;

     (xi) all books and records relating to the Pledged Collateral; and
     (xii) to the extent not covered by clauses (i) through (xii) of this sentence, all other personal property of such Grantor, whether tangible or intangible, and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Grantor from time to time with respect to any of the foregoing.
          SECTION 3.2. Grant of Security Interest. Each Grantor, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations of such Grantor (the “Secured Obligations”), hereby mortgages, pledges and hypothecates to the Agent for the benefit of the Secured Parties, and grants to the Agent for the benefit of the Secured Parties a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral of such Grantor; provided, however, notwithstanding the foregoing, no Lien or security interest is hereby granted on any Excluded Property; provided, further, that if and when any property shall cease to be Excluded Property, a Lien on and security in such property shall be deemed granted therein.
          SECTION 3.3. Filings. (a) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any relevant jurisdiction any financing statements and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Grantor is an organization, the type of organization and any organizational identification number issued to such Grantor, (ii) any financing or continuation statements or other documents without the signature of such Grantor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as “all assets now owned or hereafter acquired by the Grantor or in which Grantor otherwise has rights” and (iii) in the case of a financing statement filed as a fixture filing, a sufficient description of the real property to which such Pledged Collateral relates. Each Grantor agrees to provide all information described in the immediately preceding sentence to the Agent promptly upon the reasonable request by the Agent.
          (b) Each Grantor hereby ratifies its authorization for the Agent to file in any relevant jurisdiction any financing statements relating to the Pledged Collateral if filed prior to the date hereof.
          (c) Each Grantor hereby further authorizes the Agent to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office), including this Agreement, the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Grantor hereunder, without the signature of such Grantor, and naming such Grantor, as debtor, and the Agent, as secured party.

ARTICLE IV
PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
USE OF PLEDGED COLLATERAL
          SECTION 4.1. Delivery of Certificated Securities Collateral. Each Grantor represents and warrants that all certificates or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Agent in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Agent has a perfected First Priority security interest therein. Each Grantor hereby agrees that all certificates or instruments representing or evidencing Securities Collateral acquired by such Grantor after the date hereof shall promptly (but in any event within 10 days (or such later period acceptable to the Agent in its discretion) after receipt thereof by such Grantor) be delivered to the Agent on such date. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Agent or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Agent shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.
          SECTION 4.2. Perfection of Uncertificated Securities Collateral. Each Grantor represents and warrants that the Agent has a perfected First Priority security interest in all uncertificated Pledged Securities pledged by it hereunder that are in existence on the date hereof. Each Grantor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Grantor shall, to the extent permitted by applicable law, after the occurrence and during the continuance of any Event of Default, upon request by the Agent, (A) cause the Organizational Documents of each such issuer that is a Subsidiary of the Borrower to be amended to provide that such Pledged Securities shall be treated as “securities” for purposes of the UCC and (B) cause such Pledged Securities to become certificated and delivered to the Agent in accordance with the provisions of Section 4.1.
          SECTION 4.3. Maintenance of Perfected Security Interest. Each Grantor agrees that at the sole cost and expense of the Grantors, such Grantor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected First Priority security interest to the extent required herein subject only to Permitted Liens.
          SECTION 4.4. Other Actions. In order to further ensure the attachment, perfection and priority of, and the ability of the Agent to enforce, the Agent’s security interest in the Pledged Collateral, each Grantor represents and warrants (as to itself) as follows and agrees, in each case at such Grantor’s own expense, to take the following actions with respect to the following Pledged Collateral:

     (a) Instruments and Tangible Chattel Paper. As of the date hereof, no amounts payable under or in connection with any of the Pledged Collateral in excess of $200,000 are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 2 hereto. Each Instrument and each item of Tangible Chattel Paper listed in Schedule 2 hereto has been properly endorsed, assigned and delivered to the Agent, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Agent exceeds $200,000 individually or $500,000 in the aggregate for all Grantors, the Grantor acquiring such Instrument or Tangible Chattel Paper shall promptly (but in any event within 10 days (or such later period acceptable to the Agent in its discretion) after receipt thereof) endorse, assign and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify, on the date of acquisition thereof (or such later period acceptable to the Agent in its discretion).
     (b) Commercial Tort Claims. As of the date hereof, each Grantor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 3 hereto. If any Grantor shall at any time hold or acquire a Commercial Tort Claim, such Grantor shall promptly (but in any event within 10 days (or such later period acceptable to the Agent in its discretion) after acquisition thereof) notify the Agent on the date of acquisition thereof (or such later period acceptable to the Agent in its discretion) in writing signed by such Grantor of the brief details thereof and grant to the Agent in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Agent.
     (c) Deposit Accounts. As of the date hereof, no Grantor has any Deposit Accounts other than the accounts listed in Schedule 6, and no Grantor shall hereafter establish and maintain any Deposit Account unless it shall have given the Agent 30 days’ prior written notice of it intention to establish such new Deposit Account. Each Grantor shall enter into a Deposit Account Control Agreement with respect to each such Deposit Account (other than an Excluded Account) within 90 days of the Closing Date with respect to such Deposit Accounts set forth on Schedule 6 or the date of establishing a new Deposit Account (or such later dates acceptable to the Agent in its discretion); provided, that a Control Agreement shall not be required with respect to a Deposit Account with respect to which the average daily balance for 10 consecutive Business Days is less than $100,000 and, together with all such Deposit Accounts, does not exceed $200,000. The Agent agrees with each Grantor that the Agent shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Grantor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained herein, the Agent, on behalf of the Secured Parties, acknowledges that the Deposit Accounts subject to Deposit Account Control Agreements may contain from time to time Trust Funds, which by law, a Grantor is required to collect and remit from time to time but which, pending such remittance, may be contained or held in such Deposit Accounts. Upon any exercise of Control by the Agent, the Agent agrees to notify Borrower of such exercise (which notice may be by delivery of a copy of the notice of exclusive or sole control). Upon receipt of such notice, Borrower shall send written notice of the type and amount of any Trust Funds contained or held in such Deposit Account, the dates upon which such Trust Funds are required by law or agreement to be remitted to any third Person and contact information regarding such third Persons in sufficient detail for the Collateral to remit such Trust Funds to them. After receipt of such notice by the Agent and within two Business Days of the dates required by law for disbursement thereof, the Agent shall remit the applicable amount of the Trust Funds to the to the appropriate Person or, at its sole option, to the applicable Grantor for remittance to such Persons by such Grantor.
     (d) Securities Accounts. As of the date hereof, no Grantor has any Securities Accounts other than those listed in Schedule 6, and no Grantor shall hereafter establish and maintain any Securities Account unless it shall have given the Agent 30 days’ prior written notice of it intention to establish such new Securities Account. Each Grantor shall enter into a Securities Account Control Agreement with respect to each such Securities Account (other than an Excluded Account) within 90 days of the Closing Date with respect to such Securities Accounts set forth on Schedule 6 or the date of establishing a new Securities Account (or such later dates acceptable to the Agent in its discretion); provided, that a Control Agreement shall not be required with respect to a Securities Account with respect to which the average daily balance for 10 consecutive Business Days is less than $100,000 and, together with all such Securities Accounts, does not exceed $200,000. The Agent agrees with each Grantor that the Agent shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities or Securities Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Grantor, unless an Event of Default has occurred and is continuing. Notwithstanding anything to the contrary contained herein, the Agent, on behalf of the Secured Parties, acknowledges that the Securities Accounts subject to Securities Account Control Agreements may contain from time to time Trust Funds, which by law, a Grantor is required to collect and remit from time to time but which, pending such remittance, may be contained or held in such Securities Accounts. Upon any exercise of Control by the Agent, the Agent agrees to notify Borrower of such exercise (which notice may be by delivery of a copy of the notice of exclusive or sole control). Upon receipt of such notice, Borrower shall send written notice of the type and amount of any Trust Funds contained or held in such Securities Account, the dates upon which such Trust Funds are required by law or agreement to be remitted to any third Person and contact information regarding such third Persons in sufficient detail for the Collateral to remit such Trust Funds to them. After receipt of such notice by the Agent and within two Business Days of the dates required by law for disbursement thereof, the Agent shall remit the applicable amount of the Trust Funds to the to the appropriate Person or, at its sole option, to the applicable Grantor for remittance to such Persons by such Grantor.
     (e) Landlord Access Agreements. If requested by the Agent, each Grantor shall use commercially reasonable efforts to obtain a Landlord Access Agreement from all landlords who from time to time have possession of Pledged Collateral located in the United States in the ordinary course of such Grantor’s business with a value in excess of $200,000.
     (f) Electronic Chattel Paper and Transferable Records. If any amount in excess of $200,000 payable under or in connection with any Pledged Collateral owned by a Grantor shall be or become evidenced by Electronic Chattel Paper, upon the request of the Agent, such Grantor shall take all steps necessary to grant the Agent control of all such Electronic Chattel Paper for the purposes of Section 9-105 of the UCC (or any similar section under any equivalent UCC) and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.
          SECTION 4.5. Joinder of Additional Guarantors. The Grantors shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to pledge any assets to the Agent for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, to execute and deliver to the Agent within the time period required by the Credit Agreement, a Joinder Agreement substantially in the form of Exhibit 2 hereto and, upon such execution and delivery, such Subsidiary shall constitute a “Guarantor” and a “Grantor” for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Grantor herein. The execution and delivery of such Joinder Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Grantor as a party to this Agreement.
          SECTION 4.6. Supplements; Further Assurances. Each Grantor shall take such further actions, and execute and/or deliver to the Agent such additional financing statements, amendments, assignments, agreements, supplements, powers and instruments, as the Agent may in its reasonable judgment deem necessary or appropriate in order to create, perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Agent hereunder, to carry into effect the purposes hereof or better to assure and confirm the validity, enforceability and priority of the Agent’s security interest in the Pledged Collateral or permit the Agent to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral, including the filing of financing statements, continuation statements and other documents (including this Agreement) under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Agent and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain the validity, enforceability and priority of the security interest in the Pledged Collateral as provided herein and to preserve the other rights and interests granted to the Agent hereunder, as against third parties, with respect to the Pledged Collateral. Without limiting the generality of the foregoing, each Grantor shall make, execute, endorse, acknowledge, file, refile and/or deliver to the Agent from time to time upon reasonable request by the Agent such lists, schedules, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Agent shall reasonably request. If an Event of Default has occurred and is continuing, the Agent may institute and maintain, in its own name or in the name of any Grantor, such suits and proceedings as the Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Grantors. Notwithstanding the foregoing, in no event shall any filing other than a filing in the United States, any state thereof and the District of Columbia, and any other action under the laws of any jurisdiction other than the United States, any state thereof and the District of Columbia be required hereunder.
ARTICLE V
REPRESENTATIONS, WARRANTIES AND COVENANTS
          Each Grantor represents, warrants and covenants as follows:
          SECTION 5.1. Title. Except for the security interest granted to the Agent for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Grantor owns and has rights and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own and have rights in each item of Pledged Collateral pledged by it hereunder, free and clear of any and all Liens or claims of others. In addition, no Liens or claims exist on the Securities Collateral, other than as permitted by Section 5.2 of the Credit Agreement.
          SECTION 5.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Agent for the benefit of the Secured Parties hereunder constitutes (a) a legal and valid security interest in all the Pledged Collateral securing the payment and performance of the Secured Obligations, and (b) subject to the filings in the offices described in Schedule 4 hereto, a perfected security interest in all the Pledged Collateral to the extent a security interest in such Pledged Collateral may be perfected by such filings. The security interest and Lien granted to the Agent for the benefit of the Secured Parties pursuant to this Agreement in and on the Pledged Collateral will at all times constitute a perfected First Priority, continuing security interest therein, prior to all other Liens on the Pledged Collateral except for Permitted Liens.
          SECTION 5.3. Defense of Claims. Subject to Section 4.5 of the Credit Agreement, each Grantor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Agent and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Agent or any other Secured Party other than Permitted Liens.
          SECTION 5.4. Other Financing Statements. It has not filed, nor authorized any third party to file, any valid or effective financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral, except such as have been filed in favor of the Agent pursuant to this Agreement or in favor of any holder of a Permitted Lien with respect to such Permitted Lien or financing statements or public notices relating to the termination statements to be filed on or around the Closing Date. No Grantor shall execute or authorize to be filed in any public office any financing statement (or similar statement, instrument of registration or public notice under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Grantor to the holder of the Permitted Liens.
          SECTION 5.5. Due Authorization and Issuance. Schedule 1 sets forth as of the date hereof all Equity Interests owned by each Grantor required to be pledged hereunder and all of the Pledged Securities existing on the date hereof have been, and to the extent any Pledged Securities are hereafter issued, such Pledged Securities will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable to the extent applicable. There is no amount or other obligation owing by any Grantor to any issuer of the Pledged Securities in exchange for or in connection with the issuance of the Pledged Securities or any Grantor’s status as a partner or a member of any issuer of the Pledged Securities.
          SECTION 5.6. Consents, etc. After the occurrence and during the continuations of an Event of Default, in the event that the Agent desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Agent, such Grantor agrees to use its commercially reasonable efforts to assist and aid the Agent to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.
          SECTION 5.7. Legal Names, Etc. Schedule 5 correctly sets forth as of the Closing Date (i) the exact legal name of each Grantor, as such name appears in its respective certificate or articles of incorporation or formation, (ii) the jurisdiction of organization of each Grantor, (iii) the Chief Executive Office of each Grantor, (iv) the organizational identification number, if any, issued by the jurisdiction of organization of each Grantor, (v) the identity or type of organization of each Grantor, and (vi) the Federal Taxpayer Identification Number, if any, of each Grantor.
          SECTION 5.8. Commodity Contracts. No Grantor shall have any Commodity Contract unless subject to an agreement in a form that is reasonably satisfactory to the Agent establishing the Agent’s Control with respect to such Commodities Account.
          SECTION 5.9. Special Collateral. None of the Collateral is or is proceeds or products of farm products, as-extracted collateral, health-care-insurance receivables or timber to be cut.
          SECTION 5.10. Intellectual Property. Attached hereto as Schedule 7(a) is a schedule setting forth as of the Closing Date all of each Grantor’s United States issued or applied for Patents, registered or applied for Trademarks (each as defined herein) registered with the United States Patent and Trademark Office, and all other issued or applied for Patents, registered or applied for Trademarks, including the name of the owner and the registration or application number of each such issued or applied for Patent and such registered or applied for Trademark owned by each Grantor. Attached hereto as Schedule 7(b) is a schedule setting forth as of the

Closing Date all of each Grantor’s United States registered or applied for Copyrights (as defined herein), and all other registered or applied for Copyrights, including the name of the owner and the registration or application number of each such registered or applied for Copyright owned by each Grantor.
ARTICLE VI
CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL
          SECTION 6.1. Pledge of Additional Securities Collateral. Each Grantor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Agent and promptly (but in any event within 10 days (or such later period acceptable to the Agent in its discretion) after receipt thereof) deliver to the Agent on such date (or such later period acceptable to the Agent in its discretion) a pledge amendment, duly executed by such Grantor, in substantially the form of Exhibit 1 hereto (each, a “Pledge Amendment”), and the certificates and other documents required under Section 4.1 and Section 4.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Grantor hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.
          SECTION 6.2. Voting Rights; Distributions; etc.
          (a) So long as no Event of Default shall have occurred and be continuing:
     (i) Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms hereof or any other Loan Document.
     (ii) Each Grantor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Agent to hold as Pledged Collateral and shall, if received by any Grantor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of such Grantor and be promptly (but in any event within 5 Business Days (or such later period acceptable to the Agent in its discretion) after receipt thereof) delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
          (b) So long as no Event of Default shall have occurred and be continuing, the Agent shall be deemed without further action or formality to have granted to each Grantor all necessary consents relating to voting rights and shall, if necessary, upon written request of any

Grantor and at the sole cost and expense of the Grantors, from time to time execute and deliver (or cause to be executed and delivered) to such Grantor all such instruments as such Grantor may reasonably request in order to permit such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 6.2(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 6.2(a)(ii) hereof.
          (c) Upon the occurrence and during the continuance of any Event of Default and notice by the Agent to such Grantor of the Agent’s intent to exercise such rights:
     (i) All rights of each Grantor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to Section 6.2(a)(i) hereof shall immediately cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.
     (ii) All rights of each Grantor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 6.2(a)(ii) hereof shall immediately cease and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.
          (d) If an Event of Default has occurred and is continuing, each Grantor shall, at its sole cost and expense, from time to time execute and deliver to the Agent appropriate instruments as the Agent may reasonably request in order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6.2(c)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 6.2(c)(ii) hereof.
          (e) All Distributions which are received by any Grantor contrary to the provisions of Section 6.2(c)(ii) hereof shall be received in trust for the benefit of the Agent, shall be segregated from other funds of such Grantor and shall immediately be paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).
          (f) Each Grantor hereby expressly irrevocably authorizes and instructs, without any further instructions from such Grantor, each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Agent in writing that states that an Event of Default is continuing and is otherwise in accordance with the terms of this Agreement and each Grantor agrees that such issuer shall be fully protected from Liabilities to such Grantor in so complying and (ii) if an Event of Default is continuing, unless otherwise expressly permitted hereby or the Credit Agreement, pay any dividend or make any other payment with respect to the Pledged Collateral directly to the Agent.
          SECTION 6.3. Defaults, etc. Each Grantor represents, warrants and covenants as follows:
          (a) Such Grantor is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Grantor is a party relating to the Pledged Securities pledged by it, and such Grantor is not in violation of any other provisions of any such agreement to which such Grantor is a party, or otherwise in default or violation thereunder, except as could not reasonably be expected to have a Material Adverse Effect.
          (b) No Securities Collateral pledged by such Grantor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Grantor in writing by any person with respect thereto, except as could not reasonably be expected to have a Material Adverse Effect and as of the Closing Date, there are no certificates or instruments, which evidence any Pledged Securities of such Grantor (other than the certificates representing such Pledged Securities that have been delivered to the Agent).
          SECTION 6.4. Certain Agreements of Grantors As Issuers and Holders of Equity Interests.
          (a) In the case of each Grantor which is an issuer of Securities Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it.
          (b) In the case of each Grantor which is a partner, shareholder or member, as the case may be, in a partnership, limited liability company or other entity, such Grantor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Securities in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Securities to the Agent or its nominee and to the substitution of the Agent or its nominee as a substituted partner, shareholder or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner, limited partner, shareholder or member, as the case may be.
ARTICLE VII
CERTAIN PROVISIONS CONCERNING INTELLECTUAL
PROPERTY COLLATERAL
          SECTION 7.1. Grant of Intellectual Property License. For the purpose of enabling the Agent, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Grantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Grantor, wherever the same may be located. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.
          SECTION 7.2. Protection of Agent’s Security. On a continuing basis, each Grantor shall, at its sole cost and expense, (i) promptly (and in any event within 5 Business Days (or such later period acceptable to the Agent in its discretion) thereof) following its becoming aware thereof, notify the Agent of any adverse determination in any proceeding or the institution of any adverse proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office or the United States Copyright Office regarding any Material Intellectual Property Collateral, such Grantor’s right to register such Material Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain all Material Intellectual Property Collateral as presently used and operated, (iii) not permit to lapse or become abandoned any Material Intellectual Property Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Material Intellectual Property Collateral, in either case except as shall be consistent with its commercially reasonable business judgment, (iv) upon such Grantor obtaining knowledge thereof, promptly (and in any event within 5 Business Days (or such later period acceptable to the Agent in its discretion) thereof) notify the Collateral Agent in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Material Intellectual Property Collateral or the rights and remedies of the Collateral Agent in relation thereto including a levy or threat of levy or any legal process against any Material Intellectual Property Collateral, (v) not license any Intellectual Property Collateral other than licenses entered into by such Grantor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses other than amendments entered into by such Grantor in, or incident to, the ordinary course of business, (vi) diligently keep adequate records respecting Material Intellectual Property Collateral and (vii) furnish to the Collateral Agent from time to time upon the Collateral Agent’s reasonable request therefor reasonably detailed statements and amended schedules further identifying and describing the Material Intellectual Property Collateral and such other materials evidencing or reports pertaining to any Material Intellectual Property Collateral as the Collateral Agent may from time to time reasonably request.
          SECTION 7.3. After-Acquired Property. If any Grantor shall at any time after the date hereof (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause (i) or (ii) shall automatically constitute Intellectual Property Collateral as if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Grantor shall promptly (and in any event within 10 days (or such later period acceptable to the Agent in its discretion) thereof) provide to the Agent written notice of any of the foregoing and confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) above by execution of an instrument in form reasonably acceptable to the Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Agent’s security interest in such Intellectual Property Collateral.
          SECTION 7.4. Litigation. Unless there shall occur and be continuing any Event of Default, each Grantor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Grantors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Agent shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Grantor, the Agent or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Grantor shall, at the reasonable request of the Agent, do any and all lawful acts and execute any and all documents requested by the Agent in aid of such enforcement and the Grantors shall promptly reimburse and indemnify the Agent for all costs and expenses incurred by the Agent in the exercise of its rights under this Section 7.4 in accordance with the provisions of the Credit Agreement. In the event that the Agent shall elect not to bring suit to enforce the Intellectual Property Collateral, each Grantor agrees, at the reasonable request of the Agent, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by any person; provided, however, such Grantor may, in its sole discretion, forfeit, abandon, dedicate to the public, cease maintenance of or otherwise discontinue the exercise of ownership and control of any Intellectual Property Collateral that it determines is no longer useful or necessary to its business.
ARTICLE VIII
CERTAIN PROVISIONS CONCERNING RECEIVABLES
          SECTION 8.1. Records. Each Grantor shall, at such Grantor’s sole cost and expense, upon the Agent’s demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Receivables, including all documents evidencing Receivables and any books and records relating thereto to the Agent or to its representatives (copies of which evidence and books and records may be retained by such Grantor). Upon the occurrence and during the continuance of any Event of Default, the Agent may transfer a full and complete copy of any Grantor’s books, records, credit information, reports, memoranda and all other writings relating to the Receivables to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Receivables or the Agent’s security interest therein without the consent of any Grantor.
          SECTION 8.2. Legend. After the occurrence and during the continuation of an Event of Default, each Grantor shall legend, at the request of the Agent and in form and manner satisfactory to the Agent, the Receivables and the other books, records and documents of such Grantor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to the Agent for the benefit of the Secured Parties and that the Agent has a security interest therein.
ARTICLE IX
REMEDIES
          SECTION 9.1. Remedies. Upon the occurrence and during the continuance of any Event of Default, the Agent may from time to time exercise in respect of the Pledged

Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:
     (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Grantor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Grantor’s premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Grantor;
     (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Agent, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Grantor, prior to receipt by any such obligor of such instruction, such Grantor shall segregate all amounts received pursuant thereto in trust for the benefit of the Agent and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Agent;
     (iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Grantor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;
     (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Grantor in writing to deliver the same to the Agent at any reasonable place or places so designated by the Agent, in which event such Grantor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Agent and therewith delivered to the Agent, (B) store and keep any Pledged Collateral so delivered to the Agent at such place or places pending further action by the Agent and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain them in good condition. Each Grantor’s obligation to deliver the Pledged Collateral as contemplated in this Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Agent shall be entitled to a decree requiring specific performance by any Grantor of such obligation;

     (v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Grantor constituting Pledged Collateral for application to the Secured Obligations as provided in Section 1.19 of the Credit Agreement;
     (vi) Retain and apply the Distributions to the Secured Obligations as provided in Section 1.19 of the Credit Agreement;
     (vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and
     (viii) Exercise all the rights and remedies of a secured party on default under the UCC, and the Agent may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker’s board or at any of the Agent’s offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable. The Agent or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of the Pledged Collateral or any part thereof at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Secured Obligations owed to such person as a credit on account of the purchase price of the Pledged Collateral or any part thereof payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Agent shall not be obligated to make any sale of the Pledged Collateral or any part thereof regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives, to the fullest extent permitted by law, any claims against the Agent arising by reason of the fact that the price at which the Pledged Collateral or any part thereof may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.
          SECTION 9.2. Notice of Sale. Each Grantor acknowledges and agrees that, to the extent notice of sale or other disposition of the Pledged Collateral or any part thereof shall be required by law, ten (10) days’ prior notice to such Grantor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Grantor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.
          SECTION 9.3. Waiver of Notice and Claims. Each Grantor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Agent’s taking possession or the Agent’s disposition of the Pledged Collateral or any part thereof, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Grantor would otherwise have under law, and each Grantor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, except to the extent arising from the Agent’s gross negligence or willful misconduct, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Agent’s rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Grantor therein and thereto.
          SECTION 9.4. Certain Sales of Pledged Collateral.
          (a) Each Grantor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Grantor acknowledges that any such sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Agent shall have no obligation to engage in public sales.
          (b) Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

          (c) Notwithstanding the foregoing, each Grantor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Agent, for the benefit of the Agent, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Grantors. Each Grantor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Grantor shall use its commercially reasonable efforts to cause the Agent to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Agent such number of prospectuses, offering circulars or other documents incident thereto as the Agent from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Agent and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.
          (d) If the Agent determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Grantor shall from time to time furnish to the Agent all such information as the Agent may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.
          (e) Each Grantor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Agent and the other Secured Parties, that the Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 9.4 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.
          SECTION 9.5. No Waiver; Cumulative Remedies.
          (a) No failure on the part of the Agent to exercise, no course of dealing with respect to, and no delay on the part of the Agent in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, privilege or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, privilege or remedy; nor shall the Agent be required to look first to, enforce or exhaust any other security, collateral or guaranties. All rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by law or otherwise available.
          (b) In the event that the Agent shall have instituted any proceeding to enforce any right, power, privilege or remedy under this Agreement or any other Loan Document by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason, then and in every such case, the Grantors, the Agent and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies, privileges and powers of the Agent and the other Secured Parties shall continue as if no such proceeding had been instituted.
          SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Agent, each Grantor shall execute and deliver to the Agent an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof. Within 5 Business Days of written notice thereafter from the Agent, each Grantor shall make available to the Agent, to the extent within such Grantor’s power and authority, such personnel in such Grantor’s employ on the date of the Event of Default as the Agent may reasonably designate to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Grantor under the issued and registered Patents, Trademarks and/or Copyrights, and such persons shall be available to perform their prior functions on the Agent’s behalf.
ARTICLE X
APPLICATION OF PROCEEDS
          SECTION 10.1. Application of Proceeds. The proceeds received by the Agent in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Agent of its remedies shall be applied, together with any other sums then held by the Agent pursuant to this Agreement, in accordance with the Credit Agreement.
ARTICLE XI
MISCELLANEOUS
          SECTION 11.1. Concerning Agent.
          (a) The Agent has been appointed as collateral agent pursuant to the Credit Agreement. The actions of the Agent hereunder are subject to the provisions of the Credit Agreement. The Agent shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith except for any gross negligence or willful misconduct. The Agent may resign and a successor Agent may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Agent by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent under this Agreement, and the retiring Agent shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Agent’s resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Agent.
          (b) The Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Agent nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Agent or any other Secured Party has or is deemed to have knowledge of such matters or (ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.
          (c) The Agent shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.
          (d) The Agent may rely on advice of counsel as to whether any or all UCC financing statements of the Grantors need to be amended as a result of any of the changes described in Section 4.13 of the Credit Agreement. If any Grantor fails to provide information to the Agent about such changes on a timely basis, the Agent shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Grantor’s property constituting Pledged Collateral, for which the Agent needed to have information relating to such changes. The Agent shall have no duty to inquire about such changes if any Grantor does not inform the Agent of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Agent to search for information on such changes if such information is not provided by any Grantor.
          SECTION 11.2. Agent May Perform; Agent Appointed Attorney-in-Fact. If any Grantor shall fail to perform any covenants contained in this Agreement (including such Grantor’s covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) unless being contested in accordance with the terms of the Credit Agreement, pay and discharge any taxes, assessments and special assessments, levies, fees and governmental charges imposed upon or assessed against, and landlords’, carriers’, mechanics’, workmen’s, repairmen’s, laborers’, materialmen’s, suppliers’ and warehousemen’s Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral, (iii) make repairs, (iv) unless being contested in accordance with the terms of the Credit Agreement, discharge Liens or (v) pay or perform any obligations of such Grantor under any Pledged Collateral) the Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the

Agent shall in no event be bound to inquire into the validity of any tax, Lien, imposition or other obligation which such Grantor fails to pay or perform as and when required hereby and which such Grantor does not contest in accordance with the provisions of the Credit Agreement. Any and all amounts so expended by the Agent shall be paid by the Grantors in accordance with the provisions of the Credit Agreement. Neither the provisions of this Section 11.2 nor any action taken by the Agent pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement from constituting an Event of Default. Each Grantor hereby appoints the Agent its attorney-in-fact, with full power and authority in the place and stead of such Grantor and in the name of such Grantor, or otherwise, from time to time in the Agent’s discretion, after the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Agent may deem necessary or advisable to accomplish the purposes hereof (but the Agent shall not be obligated to and shall have no liability to such Grantor or any third party for failure to so do or take action). The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.
          SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Grantors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Grantor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and, in the case of a Secured Party that is a party to a Secured Rate Contract, such Secured Rate Contract.
          SECTION 11.4. Reinstatement. Each Grantor agrees that, if any payment made by any Grantor or other Person and applied to the Secured Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any Collateral are required to be returned by any Secured Party to such Grantor, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, (a) any Lien or other Collateral securing such Grantor’s liability hereunder shall have been released or terminated by virtue of the foregoing or (b) any provision of the Guaranty hereunder shall have been terminated, cancelled or surrendered, such Lien, other Collateral or provision shall be reinstated in full force and effect and such prior release, termination, cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Grantor in respect of any Lien or other Collateral securing such obligation or the amount of such payment.

          SECTION 11.5. Release of Collateral.
          (a) At the time provided in subsection 8.10(b)(iii) of the Credit Agreement, the Pledged Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Pledged Collateral shall revert to the Credit Parties. Each Grantor is hereby authorized to file UCC amendments at such time evidencing the termination of the Liens so released. At the request of any Grantor following any such termination, the Agent shall deliver to such Grantor any Pledged Collateral of such Grantor held by the Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
          (b) If the Agent shall be directed or permitted pursuant to subsection 8.10(b) of the Credit Agreement to release any Lien or any Pledged Collateral, such Pledged Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, such subsection. In connection therewith, the Agent, at the request of any Grantor, shall execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such release.
          (c) At the time provided in subsection 8.10(b) of the Credit Agreement and at the request of the Borrower, a Grantor shall be released from its obligations hereunder in the event that all the Equity Interest of such Grantor shall be sold to any Person that is not an Affiliate of Holdings, the Borrower and the Subsidiaries of the Borrower in a transaction permitted by the Loan Documents.
          SECTION 11.6. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Grantor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Agent. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Grantor from the terms of any provision hereof in each case shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Secured Obligations, no notice to or demand on any Grantor in any case shall entitle any Grantor to any other or further notice or demand in similar or other circumstances.
          SECTION 11.7. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Grantor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Agent, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section 11.7.

          SECTION 11.8. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 9.18 and 9.19 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof.
          SECTION 11.9. Severability of Provisions. Any provision hereof which is invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without invalidating the remaining provisions hereof or affecting the validity, legality or enforceability of such provision in any other jurisdiction.
          SECTION 11.10. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
          SECTION 11.11. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.
          SECTION 11.12. No Claims Against Agent. Nothing contained in this Agreement shall constitute any consent or request by the Agent, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Agent in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.
          SECTION 11.13. No Release. Nothing set forth in this Agreement or any other Loan Document, nor the exercise by the Agent of any of the rights or remedies hereunder, shall relieve any Grantor from the performance of any term, covenant, condition or agreement on such Grantor’s part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Agent or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Grantor’s part to be so performed or observed or shall impose any liability on the Agent or any other Secured Party for any act or omission on the part of such Grantor relating thereto or for any breach of any representation or warranty on the part of such Grantor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. Anything herein to the contrary notwithstanding, neither the Agent nor any other Secured Party shall have any obligation or liability under any contracts, agreements and other documents included in the Pledged Collateral by reason of this Agreement, nor shall the Agent or any other Secured Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Pledged Collateral hereunder. The obligations of each Grantor contained in this Section 10.12 shall survive the termination hereof and the discharge of such Grantor’s other obligations under this Agreement, the Credit Agreement and the other Loan Documents.
          SECTION 11.14. Obligations Absolute. All obligations of each Grantor hereunder shall be absolute and unconditional irrespective of:
     (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any other Grantor;
     (ii) any lack of validity or enforceability of the Credit Agreement, any Secured Rate Contract or any other Loan Document, or any other agreement or instrument relating thereto;
     (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any Secured Rate Contract or any other Loan Document or any other agreement or instrument relating thereto;
     (iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Secured Obligations;
     (v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Secured Rate Contract or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.6 hereof; or
     (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Grantor.
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[SIGNATURE PAGES FOLLOW]

     In Witness Whereof, each Grantor and the Agent have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

STUDY ISLAND, LLC
By:	/s/ James B. Walburg
	Name:	James B. Walburg
	Title:	SVP-CFO

STUDY ISLAND HOLDINGS, LLC
By:	/s/ James B. Walburg
Name: James B. Walburg
	Title:	SVP-CFO

[Signature Page to the Guaranty and Security Agreement]

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
By:	/s/ Brian Y. Guffin
	Name:	Brian Y. Guffin
	Title:	Duly Authorized Signatory

[Signature Page to the Guaranty and Security Agreement]

EXHIBIT 1
[Form of]
SECURITIES PLEDGE AMENDMENT
          This Securities Pledge Amendment, dated as of [         ], is delivered pursuant to Section 6.1 of that certain Guaranty and Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [                                        ], 2007, made by STUDY ISLAND, LLC, the Guarantors party thereto and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent for the Secured Parties referred to therein. The undersigned hereby agrees that this Securities Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities listed on this Securities Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.
PLEDGED SECURITIES

ISSUER	CLASS OF STOCK OR INTERESTS	PAR VALUE	CERTIFICATE NO(S).	NUMBER OF SHARES OR INTERESTS	PERCENTAGE OF ALL ISSUED CAPITAL OR OTHER EQUITY INTERESTS OF ISSUER

INTERCOMPANY NOTES
	PRINCIPAL	DATE OF	INTEREST	MATURITY
ISSUER	AMOUNT	ISSUANCE	RATE	DATE

[ ], as Grantor
By:
Name:
Title:

AGREED TO AND ACCEPTED: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
By:
Name:
Title:

EXHIBIT 2
[Form of]
JOINDER AGREEMENT
[Name of New Grantor]
[Address of New Grantor]
[Date]

Ladies and Gentlemen:
          Reference is made to the Guarantor and Security Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement;” capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of [                                        ], 2007, made by STUDY ISLAND, LLC (the “Borrower”), the Guarantors party thereto and GENERAL ELECTRIC CAPITAL CORPORATION, as Agent for the Secured Parties referred to therein.
          This Joinder Agreement supplements the Security Agreement and is delivered by the undersigned, [             ] (the “New Grantor”), pursuant to Section 4.5 of the Security Agreement. The New Grantor hereby agrees to be bound as a Guarantor and as a Grantor party to the Security Agreement by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the date of the Security Agreement. The New Grantor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles III, IV, V and VI of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Grantor hereby grants and pledges to the Agent, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Grantor thereunder. The New Grantor hereby makes each of the representations and warranties with respect to it and agrees to each of the covenants applicable to the Grantors contained in the Security Agreement and Article III of the Credit Agreement.
          Annexed hereto are supplements to each of the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Grantor. Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

          This Joinder Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.
          THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          In Witness Whereof, the New Grantor has caused this Joinder Agreement to be executed and delivered by its duly authorized officer as of the date first above written.

[NEW GRANTOR]
By:
Name:
Title:

AGREED TO AND ACCEPTED: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
By:
Name:
Title:

[Schedules to be attached]

EXHIBIT 3
[Form of]
Copyright Security Agreement
          Copyright Security Agreement, dated as of [               ], by STUDY ISLAND, LLC, and [                    ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as Agent pursuant to the Credit Agreement (in such capacity, the “Agent”).
W i t n e s s e t h:
          Whereas, the Grantors are party to a Guaranty and Security Agreement dated as of November 16, 2007 (the “Security Agreement”) in favor of the Agent pursuant to which the Grantors are required to execute and deliver this Copyright Security Agreement;
          Now, Therefore, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Agent as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
          SECTION 2. Grant of Security Interest in Copyright Collateral. Each Grantor hereby pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Grantor:
          (a) Copyrights of such Grantor listed on Schedule I attached hereto; and
          (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
          SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
          SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

          In Witness Whereof, each Grantor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, STUDY ISLAND, LLC [OTHER GRANTORS][1]
By:
Name:
Title:

AGREED TO AND ACCEPTED: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
By:
Name:
Title:

[1]	This document needs only to be executed by the Borrower and/or any Guarantor which owns a pledged Copyright.

SCHEDULE I
to
COPYRIGHT SECURITY AGREEMENT
COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS
Copyright Registrations:

REGISTRATION
OWNER	NUMBER	TITLE

Copyright Applications:

OWNER	TITLE

          SECTION 5. Counterparts. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering one or more counterparts.
[signature page follows]

EXHIBIT 4
[Form of]
Patent Security Agreement
          Patent Security Agreement, dated as of [                ], by STUDY ISLAND, LLC, and [                    ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as Agent pursuant to the Credit Agreement (in such capacity, the “Agent”).
W i t n e s s e t h:
          Whereas, the Grantors are party to a Guaranty and Security Agreement dated as of November 16, 2007 (the “Security Agreement”) in favor of the Agent pursuant to which the Grantors are required to execute and deliver this Patent Security Agreement;
          Now, Therefore, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Agent as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
          SECTION 2. Grant of Security Interest in Patent Collateral. Each Grantor hereby pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Grantor:
          (a) Patents of such Grantor listed on Schedule I attached hereto; and
          (b) all Proceeds of any and all of the foregoing (other than Excluded Property).
          SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
          SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

          SECTION 5. Counterparts. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering one or more counterparts.
[signature page follows]

          In Witness Whereof, each Grantor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, STUDY ISLAND, LLC [OTHER GRANTORS][2]
By:
Name:
Title:

AGREED TO AND ACCEPTED: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
By:
Name:
Title:

[2]	This document needs only to be executed by the Borrower and/or any Guarantor which owns a pledged Patent.

SCHEDULE I
to
PATENT SECURITY AGREEMENT
PATENT REGISTRATIONS AND PATENT APPLICATIONS
Patent Registrations:

REGISTRATION
OWNER	NUMBER	NAME

Patent Applications:

APPLICATION
OWNER	NUMBER	NAME

EXHIBIT 5
[Form of]
Trademark Security Agreement
          Trademark Security Agreement, dated as of [          ], by STUDY ISLAND, LLC, and [          ] (individually, a “Grantor”, and, collectively, the “Grantors”), in favor of GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as agent pursuant to the Credit Agreement (in such capacity, the “Agent”).
W i t n e s s e t h:
          Whereas, the Grantors are party to a Guaranty and Security Agreement dated as of November 16, 2007 (the “Security Agreement”) in favor of the Agent pursuant to which the Grantors are required to execute and deliver this Trademark Security Agreement;
          Now, Therefore, in consideration of the premises and to induce the Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Grantors hereby agree with the Agent as follows:
          SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
          SECTION 2. Grant of Security Interest in Trademark Collateral. Each Grantor hereby pledges and grants to the Agent for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of such Grantor:
          (a) Trademarks of such Grantor listed on Schedule I attached hereto;
          (b) all Goodwill associated with such Trademarks; and
          (c) all Proceeds of any and all of the foregoing (other than Excluded Property).
          SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interest granted to the Agent pursuant to the Security Agreement and Grantors hereby acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control.
          SECTION 4. Termination. Upon the payment in full of the Obligations and termination of the Security Agreement, the Agent shall execute, acknowledge, and deliver to the Grantors an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.
          SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.
[signature page follows]

          In Witness Whereof, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, STUDY ISLAND, LLC [OTHER GRANTORS][3]
By:
Name:
Title:

AGREED TO AND ACCEPTED: GENERAL ELECTRIC CAPITAL CORPORATION, as Agent
By:
Name:
Title:

[3]	This document needs only to be executed by the Borrower and/or any Guarantor which owns a pledged Trademark.

SCHEDULE I
to
TRADEMARK SECURITY AGREEMENT
TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS
Trademark Registrations:

REGISTRATION
OWNER	NUMBER	NAME

Trademark Applications:

APPLICATION
OWNER	NUMBER	NAME

Schedule 1
Pledged Securities

Pledgor	Issuer	No. Pledged
Study Island Holdings, LLC	Study Island, LLC	100% of Membership interests

Schedule 2
Instruments & Tangible Chattel Paper
None.

2

Schedule 3
Commercial Tort Claims
None.

3

Schedule 4
Filing Locations

Grantor	Filing Location
Study Island Holdings, LLC	Office of the Secretary of State, Delaware
Study Island, LLC	Office of the Secretary of State, Delaware

4

Schedule 5
Legal Name, Etc.

				Federal
Exact legal			Organizational	Taxpayer
name of each	Jurisdiction of	Chief Executive	identification	Identification
Grantor	organization	Office	number, if any	Number, if any
Study Island, LLC	Delaware	Dallas, TX	4262556	20-8086794
Study Island Holdings, LLC	Delaware	Dallas, TX	4272699	20-8086802

5

Schedule 6
Deposit Accounts & Securities Accounts
Compass Bank
Dallas, TX
Study Island, LLC
A/C # 23354748 (Checking Account — Active)
Compass Bank
Dallas, TX
Study Island, LLC
A/C # 20773022 (Money Market Account — Active)
Goldman Sachs
Chicago, IL
Study Island, LLC
A/C # 1885044250 (Money Market Account — Active)

6